UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Corporate Office Properties Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

■ COPT CORPORA.TE OFFICE PROPERTIES TRUST CORPORATE OFFICE PROPERTIES TRUST 6711 COLUMBIA GATEWAY DRIVE, SUITE 300 COLUMBIA, MD 21046 Your Vote Counts! CORPORATE OFFICE PROPERTIES TRUST 2023 Annual Meeting Vote by May 10, 2023 11 :59 PM ET You invested in CORPORATE OFFICE PROPERTIES TRUST and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 11, 2023. Get informed before you vote View the Notice & Proxy Statement, Annual Report on line OR you can receive a free paper or email copy of the material(s) by requesting prior to April 27, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a ~I number Vote Virtually at the Meeting* May 11, 2023 9:30 AM EDT www.virtualshareholdermeeting.com/OFC2023*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1 . Election of Trustees Nominees: 1 a) Thomas F. Brady 1 b) Stephen E. Budorick 1 c) Robert L. Denton, Sr. 1 d) Philip L. Hawkins 1 e) Steven D. Kesler 1 f) Letitia A. Long 1 g) Essye B. Miller 1 h) Raymond L. Owens 1 i) C. Taylor Pickett 1 j) Lisa G. Trimberger 2. Vote, on an Advisory Basis, on Frequency of Future Advisory Votes on Named Executive Officer Compensation. 3. Approval, on an Advisory Basis, of Named Executive Officer Compensation. 4. Ratification of the Appointment of Independent Registered Public Accounting Firm. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Board Recommends 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 Year 0 For 0 For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".